UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2022

Date of reporting period:  December 31, 2022

Item 1. Reports to Stockholders.

(a)

Capital Advisors Growth Fund

Annual Report

December 31, 2022

CAPITAL ADVISORS GROWTH FUND

January 25, 2023

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 1.75% in the final six months of 2022, compared to a gain of 2.31% for the Fund’s benchmark, the S&P 500® Total Return Index.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2022, in comparison to the Fund’s relevant benchmark:

Periods Ending December 31, 2022

		S&P 500® Total
	Fund	Return Index
6-Months	1.75%	2.31%
12-Months	-18.96%	-18.11%
3-Years+	8.34%	7.66%
5-Years+	10.29%	9.42%
10-Years+	11.22%	12.56%

+	Annualized

Net Expense Ratio: 1.01%^ Gross Expense Ratio: 1.02% (as of the Fund’s most recently filed Prospectus)

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2023, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund. The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The stocks that contributed most positively to the Fund’s return during the second half of the year were skewed toward “old economy” sectors like materials, industrials, and financials, including Freeport-McMoRan, Inc.

CAPITAL ADVISORS GROWTH FUND

(FCX: $38) Schlumberger Ltd. (SLB: $53), Honeywell International, Inc. (HON: $214), JPMorgan Chase & Co. (JPM: $134) and Blackrock, Inc. (BLK: $709). This outcome is a deliberate consequence of our risk management process, which involved a tactical reduction in the allocation to so called “Covid winners,” who’s businesses benefited from the disruptions of the pandemic. In many cases, the money raised from selling and/or reducing certain “Covid winners” was reinvested into companies like the ones listed above that stood to benefit from the reopening of the global economy in the latter half of 2021 and 2022.

The under-performers during the second half of the year were dominated by past Covid winners, including Alphabet, Inc. (GOOG: $89), Amazon.com, Inc. (AMZN: $84), Microsoft Corp. (MSFT: $240), Apple, Inc. (AAPL: $130) and Intellia Therapeutics, Inc. (NTLA: $35). We presently have no intention of selling any of these companies in the foreseeable future. Going into 2022, we positioned the Fund with a lower weighting in the widely held stocks on this list in comparison to common index benchmarks.

REVIEW AND OUTLOOK

•
2022 delivered the largest decline for stocks since the 2008 financial crisis and the worst annual return for bonds on record, resulting in a dismal loss of 16% for the common industry benchmark for balanced portfolios of 60% stocks/40% bonds.[1]

•	Growth stocks were especially hard hit, with the S&P 500 Index down more than 18% and the S&P 500 Growth Index losing over 29%.

•	The corresponding loss of household net worth in 2022 was also the largest on record.[2]

•	The primary driver of these negative returns was a significant increase in interest rates engineered by global central banks and fears of an economic slowdown.

•
Interest rates matter to markets because they form the bedrock of the valuation equation for every asset – stocks, bonds, houses, oil wells, office buildings, etc. Stocks often perform well when interest rates rise due to increased economic growth but are vulnerable to higher rates slower growth.

_____________
[1]
Source: Bloomberg; Wall Street Journal; Bond history based on the inception of the Bloomberg Aggregate Bond Index in July 1973; 60/40 balanced index represents 60% S&P 500 Index and 40% Bloomberg Aggregate Bond Index. The Bloomberg USAgg Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

[2]	Source: Alpine Macro; represents “real,” or inflation-adjusted net measure of U.S. household assets minus liabilities.

CAPITAL ADVISORS GROWTH FUND

•	We suspect most of the downside in stocks and bonds last year was a necessary valuation re-set to reflect a more-than-doubling of the interest rate environment during the year.

•	Looking forward, we suspect the primary influence on asset markets in 2023 will shift from interest rates to the performance of the economy and corporate earnings.

•
Regarding the economy, it is hard to guess how the stock market might respond to a possible downturn because an army of economists, CEOs, billionaires, and pundits have been predicting a recession for months. Stocks have never bottomed before a recession.

•
Consequently, if there is a recession in 2023, it may be the most widely anticipated economic downturn in history, suggesting that some degree of recession risk must surely be reflected in asset prices already.

•	The more impactful source of uncertainty in 2023 may be corporate profits, where the likelihood for negative earnings surprises may be elevated by whatever weakness transpires in the economy.

•
We are encouraged by the investment opportunities available in some individual stocks, and we expect even more attractive entry points could emerge if markets get spooked in the early months of the New Year.

CURRENT PORTFOLIO DESIGN

The Fund performed in line with the S&P 500® Total Return Index in 2022, while retaining its growth style and a 0.9 beta (signifying lower volatility risk than the index).3 We are particularly pleased with this outcome because it was achieved in an environment that was very hostile to growth-oriented equity strategies like the Fund’s. For example, the S&P 500® Growth Index underperformed the S&P 500® Total Return by 11.3 percentage points last year (1,128 basis points), while the Morningstar mutual fund category for Large-Cap Growth (our peer group according to Morningstar) underperformed the S&P 500® Total Return by approximately 11.9 percentage points (1,190 basis points) in 2022.4

We are looking to take advantage of last year’s market weakness by identifying high-quality “bathwater stocks,” as well as price-depressed leaders of highly- attractive, long-term economic growth trends.5 Management and asset quality take precedence in this approach. We believe
_____________
[3]
Beta: Beta is a concept that measures the expected move in a stock relative to movements in the overall market. A beta greater than 1.0 suggests that the stock is more volatile than the broader market, and a beta less than 1.0 indicates a stock with lower volatility.

[4]	Source: ORION; Bloomberg; Morningstar
[5]	We define “bathwater stocks” as those whose prices have significantly declined along with those of many other stocks but the underlying business remains high quality, in our view.

CAPITAL ADVISORS GROWTH FUND

there are opportunities to pick up excellent companies at attractive prices when viewed over the long term. Since the Fund is already constructed around this philosophy, we also intend to use some cash to strengthen selected positions.

We retained a moderate cash reserve throughout 2022, so we do not need to sell good stocks to take advantage of these opportunities. Cash serves a dual role in the Fund’s investment process. One is to balance risk taken elsewhere in the portfolio. A second is to take advantage of excellent opportunities during volatile periods without having to sell the stocks of great companies at depressed prices.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2022, were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Microsoft Corp.	21,150	99.97	239.82	5.8
Alphabet, Inc.	47,600	44.64	88.73	4.8
Apple, Inc.	32,040	23.84	129.93	4.7
JPMorgan Chase & Co.	30,645	107.08	134.10	4.7
Accenture Plc	14,640	232.15	266.84	4.5
Danaher Corp.	13,920	143.45	265.42	4.2
UnitedHealth Group, Inc.	6,415	290.60	530.18	3.9
Honeywell International, Inc.	14,845	167.87	214.30	3.6
Thermo Fisher Scientific, Inc.	5,640	295.77	550.69	3.5
Pioneer Natural Resources Co.	13,205	173.70	228.39	3.4

Of the 38 positions held in the Fund as of December 31, 2022, the 10 largest holdings represented 43.1% of total assets. The Fund held 8.9% of its assets in interest bearing cash reserves as of December 31, 2022.

RECENT ADDITIONS TO THE FUND

The Fund initiated new positions in three companies during the second half of the year. The first was Schlumberger Ltd. (SLB: $53) in early July. Schlumberger is one of the world’s largest energy services companies. Multiple decades of productive research & development support the company’s reputation as the technology leader in the field. The company’s technology leadership manifests itself in premium pricing and long-term relationships with the largest oil and gas producers in the world.

Capital spending on the discovery and development of new energy resources has been severely constrained since 2014, when oil prices collapsed under the weight of excess supply from the shale revolution and a market share war launched by the Organization of Petroleum Exporting Countries (OPEC). Environmental considerations and regulatory restraints throughout Europe and the U.S. reinforced this 8-year period of under-investment in new

CAPITAL ADVISORS GROWTH FUND

supplies of oil and natural gas. Consequently, industry analysts now agree that spending will need to accelerate materially for several years to allow the global supply of oil and gas to keep up with global demand. We believe this is true regardless of the war in Ukraine, although the longer-term impact of the war should only reinforce the need for substantial spending on oil and gas development outside of Russia. Schlumberger stands to be a key beneficiary of this period, in our opinion.

In late August the Fund initiated a new position in the ride hailing and last-mile delivery specialist, Uber Technologies, Inc. (UBER: $25). Just over 40% of the company’s revenue comes from its Mobility operations, primarily ride hailing, while just under 40% comes from local Delivery, primarily food. The remaining 20% comes from freight logistics, primarily “last mile.”6

We view Uber as an “Emerging Franchise” to complement to the Fund’s existing position in DoorDash, Inc. (DASH: $49). Uber leads in global Mobility and a segment of freight where DoorDash has little or no presence. In total, we believe there is a need to link transportation tools ranging from local scooters to long-haul delivery trucks, and Uber has the potential to realize a meaningful portion of this value, in our view.

In September the Fund added a new position in Ecolab, Inc. (ECL: $146), a global hygiene and water treatment company. Ecolab’s wide range of customers include food service, hospitality, and healthcare organizations. The business has a solid razor-and-blade model under which Ecolab provides cleaning machines and instruments along with the disinfectants that make them work. By far the industry’s largest player, Ecolab’s value proposition lies in its trusted brand and its ability to maintain consistent standards across customer locations.7

The other key part of Ecolab’s business is industrial water treatment and management. For instance, Ecolab treats water that data centers use to help cool their servers to extend the useful life of the water before needing replacement. Beverage companies are also important customers, as Ecolab helps purify water from local sources. Many companies have enacted “Net Zero” plans to minimize their ecological footprints and water usage is a key part.

_____________
[6]	Source: Company filings
[7]	Source: Morningstar, “Maintaining $215 FVE Despite Ecolab’s Tepid Q2 as Solid Long-Term Outlook Intact; Shares Undervalued”, page 2, July 26, 2002

CAPITAL ADVISORS GROWTH FUND

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P 500® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories. This index measures the performance of companies within the S&P 500® Index with higher price-to-book ratios and higher forecasted growth values. Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security. Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

Must be preceded or accompanied by a current prospectus. Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a hypothetical $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index

	Average Annual Total Return[1]
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	-18.96%	10.29%	11.22%
S&P 500® Index	-18.11%	9.42%	12.56%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2022 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/22 – 12/31/22).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2022 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/22	12/31/22	7/1/22 – 12/31/22

Actual	$1,000.00	$1,017.50	$5.09

Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$5.09

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2022 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2022

Shares	COMMON STOCKS - 91.15%	Value
	Asset Management - 5.07%
3,725	BlackRock, Inc.	$2,639,647
11,691	Brookfield Asset Management Ltd. - Class A#*	335,181
46,765	Brookfield Corp.#	1,471,227
		4,446,055

	Auto Manufacturers - 2.01%
52,550	General Motors Co.	1,767,782

	Banks - Global - 4.68%
30,645	JPMorgan Chase & Co.	4,109,494

	Biotechnology - 0.82%
6,520	Beam Therapeutics, Inc.*	254,997
13,195	Intellia Therapeutics, Inc.*	460,374
		715,371

	Business Services - 1.89%
8,000	Visa, Inc. - Class A	1,662,080

	Business Software & Services - 5.78%
21,150	Microsoft Corp.	5,072,193

	Catalog & Mail Order Houses - 2.99%
31,270	Amazon.com, Inc.*	2,626,680

	Copper - 2.39%
55,160	Freeport-McMoRan, Inc.	2,096,080

	Diagnostics & Research - 7.75%
13,920	Danaher Corp.	3,694,646
5,640	Thermo Fisher Scientific, Inc.	3,105,892
		6,800,538

	Discount Stores - 2.95%
10,515	Dollar General Corp.	2,589,319

	Grocery Stores - 2.73%
53,825	Kroger Co.	2,399,518

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2022, Continued

Shares		Value
	Health Care Plans - 3.88%
6,415	UnitedHealth Group, Inc.	$3,401,105

	Information Technology Services - 4.45%
14,640	Accenture Plc - Class A#	3,906,538

	Insurance - Diversified - 3.38%
9,600	Berkshire Hathaway, Inc. - Class B*	2,965,440

	Internet Content and Information - 0.48%
8,650	DoorDash, Inc. - Class A*	422,293

	Internet Information Providers - 4.81%
8,200	Alphabet, Inc. - Class A*	723,486
39,400	Alphabet, Inc. - Class C*+	3,495,962
		4,219,448

	Medical Devices - 1.86%
6,675	Stryker Corp.	1,631,971

	Medical Instruments and Supplies - 1.84%
6,083	Intuitive Surgical, Inc.*	1,614,124

	Oil and Gas Equipment and Services - 3.22%
39,425	Halliburton Co.	1,551,374
23,865	Schlumberger Ltd.#	1,275,823
		2,827,197

	Oil and Gas Exploration and Production - 3.44%
13,205	Pioneer Natural Resources Co.	3,015,890

	Personal Computers - 4.74%
32,040	Apple, Inc.	4,162,957

	Personal Products - 3.12%
18,055	Procter & Gamble Co.	2,736,416

	Processed & Packaged Goods - 3.27%
15,889	PepsiCo, Inc.	2,870,507

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2022, Continued

Shares		Value
	Scientific Research & Development Services - 0.45%
9,610	CRISPR Therapeutics AG#*	$390,646

	Semiconductor Equipment & Materials - 5.50%
20,365	Applied Materials, Inc.	1,983,144
6,680	NVIDIA Corp.	976,215
11,830	NXP Semiconductors N.V.#	1,869,495
		4,828,854

	Software - Application - 0.66%
23,535	Uber Technologies, Inc. - Class A*	582,020

	Specialty Chemicals - 1.22%
7,325	Ecolab, Inc.	1,066,227

	Specialty Industrial Machinery - 3.63%
14,845	Honeywell International, Inc.	3,181,283

	Waste Management - 2.14%
11,975	Waste Management, Inc.	1,878,638
	Total Common Stocks (Cost $55,734,584)	79,986,664

	MONEY MARKET FUND - 8.88%
7,792,731	First American Government Obligations
	Fund, Class X, 4.09%† (Cost $7,792,731)	7,792,731
	Total Investments in Securities
	(Cost $63,527,315) - 100.03%	87,779,395
	Liabilities in Excess of Other Assets - (0.03)%	(26,546)
	Net Assets - 100.00%	$87,752,849

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2022.
+	Non-voting shares.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2022

ASSETS
Investments, at value (cost $63,527,315)	$87,779,395
Cash	5,565
Receivables:
Fund shares issued	59,474
Dividends and interest	77,104
Prepaid expenses	17,314
Total assets	87,938,852

LIABILITIES
Payables:
Fund shares redeemed	67,130
Due to advisor	52,877
Audit fees	21,000
Shareholder reporting	6,934
Transfer agent fees and expenses	6,293
Administration and fund accounting fees	23,516
Chief Compliance Officer fee	2,500
Custodian fees	2,341
Miscellaneous expense	3,412
Total liabilities	186,003

NET ASSETS	$87,752,849

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$87,752,849
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,752,272
Net asset value, offering and
redemption price per share(1)	$31.88

(1)	A redemption fee of 2.00% is assessed against shares held for seven calendar days or less.

COMPONENTS OF NET ASSETS
Paid-in capital	$63,873,280
Total distributable earnings	23,879,569
Net assets	$87,752,849

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2022

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $13,978)	$1,288,145
Interest	126,207
Total income	1,414,352
Expenses
Advisory fees (Note 4)	667,694
Administration and fund accounting fees (Note 4)	148,632
Transfer agent fees and expenses (Note 4)	38,686
Registration fees	26,310
Audit fees	21,000
Chief Compliance Officer fee (Note 4)	15,001
Trustee fees and expenses	12,809
Custody fees (Note 4)	10,446
Miscellaneous fees	10,062
Legal fees	9,856
Shareholder reporting	7,819
Insurance	3,202
Total expenses	971,517
Less: advisory fee waiver (Note 4)	(28,782)
Net expenses	942,735
Net investment income	471,617

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss from investments	(799,239)
Capital gain distributions from
regulated investment companies	9
Net change in unrealized appreciation/(depreciation)
on investments	(20,471,895)
Net realized and unrealized loss on investments	(21,271,125)
Net decrease in net assets
resulting from operations	$(20,799,508)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$471,617	$(29,661)
Net realized gain/(loss) on investments	(799,239)	9,649,617
Capital gain distributions from
regulated investment companies	9	—
Net change in unrealized appreciation/
(depreciation) on investments	(20,471,895)	9,787,202
Net increase/(decrease) in net assets
resulting from operations	(20,799,508)	19,407,158
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	(949,096)	(10,383,454)
Total dividends and distributions	(949,096)	(10,383,454)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares (a)	(437,134)	12,287,127
Total increase/(decrease)
in net assets	(22,185,738)	21,310,831
NET ASSETS
Beginning of year	109,938,587	88,627,756
End of year	$87,752,849	$109,938,587

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	281,294	$9,746,891	294,397	$11,628,138
Shares issued in
reinvestment
of distributions	27,666	917,970	255,632	10,061,681
Shares redeemed+	(322,447)	(11,101,995)	(237,456)	(9,402,692)
Net increase/(decrease)	(13,487)	$(437,134)	312,573	$12,287,127
+ Net of redemption
fees of		$—		$280

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended December 31,
	2022	2021		2020		2019	2018
Net asset value,
beginning of year	$39.75	$36.13		$29.81		$22.97	$25.68
Income from
investment operations:
Net investment
income/(loss)	0.17	(0.01	)(1)	0.03	(1)	0.08	0.05	(1)
Net realized and
unrealized gain/(loss)
on investments	(7.69)	7.77		8.58		7.89	(1.19)
Total from
investment operations	(7.52)	7.76		8.61		7.97	(1.14)
Less distributions:
From net
investment income	(0.01)	—		(0.04)		(0.08)	(0.05)
From net realized
gain on investments	(0.34)	(4.14)		(2.25)		(1.05)	(1.52)
Total distributions	(0.35)	(4.14)		(2.29)		(1.13)	(1.57)
Redemption fees retained	—	0.00	(1)(2)	0.00	(1)(2)	—	0.00	(1)(2)
Net asset value, end of year	$31.88	$39.75		$36.13		$29.81	$22.97

Total return	-18.96%	21.60%		29.03%		34.81%	-4.80%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$87,753	$109,939		$88,628		$68,862	$48,427
Ratio of expenses to
average net assets:
Before fee waivers	1.03%	1.06%		1.12%		1.17%	1.18%
After fee waivers	1.00%	1.00%		1.00%		1.00%	1.00%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	0.47%	(0.09)%		(0.01)%		0.12%	0.00%
After fee waivers	0.50%	(0.03)%		0.11%		0.29%	0.18%
Portfolio turnover rate	18.49%	28.85%		42.57%		43.55%	46.32%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2022

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The Fund began operations on December 31, 1999.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2022, Continued

distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Total Distributable Earnings	Paid-in Capital
$(29,661)	$29,661

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2022, Continued

and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the year ended December 31, 2022, the Fund did not retain redemption fees.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2022, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2022, Continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Prior to the effectiveness of Rule 2a-5, on September 8, 2022, the Board of Trustees (“Board”) had delegated day-today valuation issues to a Valuation Committee of the Trust which was comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee was to value securities where current and reliable market quotations were not readily available, or the closing price did not represent fair value by following procedures approved by the Board. These procedures considered many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee were subsequently reviewed and ratified by the Board.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2022, Continued

The Valuation Committee served through September 7, 2022. Effective September 8, 2022, the Board of Trustees approved Capital Advisors, Inc. (the “Advisor”), as the Fund’s valuation designee under Rule 2a-5.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2022.

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$3,162,307	$—	$—	$3,162,307
Communication Services	422,293	—	—	422,293
Consumer Cyclical	1,767,782	—	—	1,767,782
Consumer Defensive	4,988,837	—	—	4,988,837
Consumer Goods	5,606,923	—	—	5,606,923
Energy	5,843,087	—	—	5,843,087
Financial	13,183,069	—	—	13,183,069
Healthcare	14,553,755	—	—	14,553,755
Industrial	5,059,921	—	—	5,059,921
Services	4,609,824	—	—	4,609,824
Technology	20,788,866	—	—	20,788,866
Total Common Stocks	79,986,664	—	—	79,986,664
Money Market Fund	7,792,731	—	—	7,792,731
Total Investments in Securities	$87,779,395	$—	$—	$87,779,395

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

Accounting Pronouncements:  In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Funds were required to implement and comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. As of the Fund’s most recently filed statement of additional information, the Fund cannot enter into derivatives transactions.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2022, Continued

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund is in compliance with Rule 2a-5, which had a compliance date of September 8, 2022.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75% based upon the Fund’s average daily net assets on the first $50 million of assets under management and 0.65% of the Fund’s average daily net assets thereafter. Prior to February 2, 2022, the management fee was 0.75% on all assets.  For the year ended December 31, 2022, the Fund incurred $667,694 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes,

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2022, Continued

interest, extraordinary expenses, and other class-specific expense) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

For the year ended December 31, 2022, the Advisor reduced its fees in the amount of $28,782. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the year ended December 31, 2022 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $16,176,719 and $15,898,304, respectively. There were no purchases and sales of U.S. government securities during the year ended December 31, 2022.

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	December 31, 2022	December 31, 2021
Ordinary income	$13,035	$—
Long-term capital gains	936,061	10,383,454

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2022, Continued

As of December 31, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$63,572,213
Gross tax unrealized appreciation	27,486,043
Gross tax unrealized depreciation	(3,278,861)
Net tax unrealized appreciation	24,207,182
Undistributed ordinary income	471,617
Undistributed long-term capital gain	—
Total distributable earnings	471,617
Other accumulated gains/(losses)	(799,230)
Total accumulated earnings/(losses)	$23,879,569

The difference between book basis and tax basis net unrealized appreciation and cost is attributable to wash sales and Passive Foreign Investment Company adjustments.

As of December 31, 2022, the Fund had short-term tax capital losses of $799,230 which may be carried over to offset future gains. These losses do not expire.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2022, Continued

investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.  For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

•	Growth-Style Investing Risk – Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2022, Continued

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, owned 63.98% and 26.68%, respectively, of the outstanding shares of the Fund.

NOTE 9 – TRUSTEES AND OFFICERS

At a meeting held December 7-8, 2022, by vote of the majority of the Board of Trustees (not including Mr. Joe Redwine), Mr. Redwine’s term as Trustee was extended for three additional years. Ms. Michele Rackey was approved by the Board as an Independent Trustee effective January 1, 2023. Mr. Kevin Hayden was approved by the Board as Vice President, Treasurer and Ms. Cheryl King was approved as Assistant Treasurer effective January 1, 2023. Mr. Ryan Charles resigned as Assistant Secretary effective January 1, 2023.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2023

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2022 (Unaudited)

For the year ended December 31, 2022, the Fund designated $13,035 and $936,061 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended December 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2022 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2022 was 0.00% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2021 through June 30, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served*	Five Years	by Trustee(2)	Past Five Years(3)
Independent Trustees(1)

David G. Mertens	Trustee	Indefinite	Partner and	1	Trustee,
(age 62)		term;	Head of		Advisors
615 E. Michigan Street		since	Business		Series Trust
Milwaukee, WI 53202		March	Development		(for series not
		2017.	Ballast Equity		affiliated with
			Management,		the Fund).
LLC (a
privately-held
investment
advisory firm)
(February 2019
to present);
Managing
Director and
Vice President,
Jensen
Investment
Management, Inc.
(a privately-held
investment
advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 75)		term;	Manager, President,		Advisors
615 E. Michigan Street		since	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		September	Fund Services, LLC		(for series not
		2008.	and its predecessors		affiliated with
			(May 1991 to		the Fund).
July 2017).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served*	Five Years	by Trustee(2)	Past Five Years(3)
Raymond B. Woolson	Chairman	Indefinite	President,	1	Trustee,
(age 63)	of the	term;	Apogee		Advisors
615 E. Michigan Street	Board	since	Group, Inc.		Series Trust
Milwaukee, WI 53202		January	(financial		(for series not
		2020.	consulting		affiliated with
	Trustee	Indefinite	firm) (1998		the Fund);
		term;	to present).		Independent
		since			Trustee,
		January			DoubleLine
		2016.			Funds Trust
(an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Income
Solutions Fund,
and DoubleLine
Yield
Opportunities
Fund from 2010
to present;
Independent
Trustee,
DoubleLine
ETF Trust
(an open-end
investment
company with
2 portfolios)
from March
2022 to present.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Officers
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 53)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Executive	since	Services (February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 61)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and
(age 51)	Treasurer	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street		since	Services (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 40)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan Street		since	Fund Services (July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank
(age 65)	President,	term;	Global Fund Services and Senior
615 E. Michigan Street	Chief	since	Vice President, U.S. Bank N.A.
Milwaukee, WI 53202	Compliance	September	(February 2008 to present).
	Officer and	2009.
AML Officer

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 54)	President	term;	Fund Services (July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Ryan Charles	Assistant	Indefinite	Assistant Vice President, U.S. Bank
(age 44)	Secretary	term;	Global Fund Services (May 2021
2020 East Financial Way,		since	to present); Chief Legal Officer and
Suite 100		January	Secretary Davis Selected Advisers, L.P.
Glendora, CA 91741		2022.	(2004 to 2021).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2022, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-866-205-0523 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 18, 2022 and December 7-8, 2022, the Board (which is comprised of three persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) on behalf of the Capital Advisors Growth Fund (the “Fund”). At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process. The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

short-term and long-term performance of the Fund as of June 30, 2022, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification, an appropriate securities market benchmark, a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Advisor’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund outperformed the average of the Morningstar peer group and the Cohort for the one-, three-, and five-year periods and underperformed the average of both for the ten-year period, all periods ended June 30, 2022. The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed for the one-, five- and ten-year periods and outperformed for the three-year period ended June 30, 2022.

The Board also considered any differences in performance between the similarly managed accounts of the Advisor and the performance of the Fund, noting that the Fund underperformed the similarly managed account composite for the one- and ten-year periods and outperformed for the three- and five-year periods ended June 30, 2022.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Morningstar peer funds, Cohort, and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts for the Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee was below its Cohort average and median, while the net expense ratio was in line with the Cohort average and median. The Board noted that the Fund’s net expense ratio was above its Morningstar peer group average. The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap. The Board also noted that the advisory fee schedule has breakpoints at higher asset levels. The Board determined that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material derived by the Advisor from its relationship with

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Fund. The Board also considered that the Fund does not have a Rule 12b-1 fee or utilize “soft dollars.” After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

         No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  3/8/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  3/8/23

By (Signature and Title)*  /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date  3/10/23

* Print the name and title of each signing officer under his or her signature.